CONTACTS

Media:

Mary Kay Dodero

T +1 734.254.7704

Mary.Kay.Dodero@adient.com

Investors:

Mark Oswald

T +1 734.254.3372

Mark.A.Oswald@adient.com

Exhibit 99.1

Adient announces preliminary Q2 fiscal 2019 results; realigns reportable segments

Adient to announce Q2FY19 financial results on May 7, 2019

PLYMOUTH, Mich., April 15, 2019 – Adient (NYSE: ADNT), a global leader in automotive seating, today reported certain preliminary financial results for the quarter ended March 31, 2019. Revenue in Q2FY19 is expected to be approximately $4.2B versus $4.6B in Q2FY18. Q2FY19 Adjusted EBITDA is expected to be between $185M and $195M, versus $362M in the prior-year quarter. Free cash flow (operating cash flow, less capital expenditures) for the quarter is expected to be between $45M and $60M, versus $(146)M in the prior-year quarter. An increased focus on working capital (e.g. reduction in aged receivables), lower capital expenditures and benefits associated with quarter close timing differences between Q2FY19 and Q2FY18 helped drive the year-on-year improvement.

Additional details related to Adient’s second quarter results and outlook for the remainder of FY19 will be provided on May 7 during the company’s Q2FY19 earnings call.

“Adient’s preliminary Q2 results demonstrate that the actions taken to improve the company’s operational and financial performance are taking hold,” said Doug Del Grosso, president and chief executive officer. “As we execute additional actions and remain focused on commercial and operational excellence, we expect to see the company’s second half financial performance outpace its first half results with the rate of improvement continuing to accelerate as we exit fiscal 2019.”

Realignment of reportable segments

Today, Adient also announced that during the second quarter, the company reorganized certain elements of its management structure which resulted in a realignment of its reportable segments (Americas, EMEA, Asia Pacific). The organizational changes, resulting in a flatter organization with three fully integrated regions, are designed to speed up decision-making and drive accountability. Adient’s second quarter financial results will reflect this segment realignment. Also, as a result of declines in the earnings of SS&M operations since the end of the prior fiscal year, Adient is assessing the recoverability of its long-lived assets and expects to record a non-cash long-lived asset impairment charge between $50M and $125M during Q2FY19.

Adient to discuss Q2FY19 financial results on May 7

Adient will host a conference call on May 7, 2019 at 8:30 a.m. (ET) to discuss its second quarter fiscal 2019 financial results. The call will be hosted by Adient’s president and chief executive officer, Doug Del Grosso, and executive vice president and chief financial officer, Jeff Stafeil.

A live webcast of the quarterly earnings conference call will be available on the investor section of the Adient website (http://investors.adient.com/).

Use of Non-GAAP Financial Information:

This press release contains expectations of Adient’s financial results which are not presented in accordance with U.S. GAAP. Specifically, expected Adjusted EBITDA is defined as income before income taxes and noncontrolling interests, excluding net financing charges, qualified restructuring and impairment costs, restructuring related costs, incremental “Becoming Adient” costs, net mark-to-market adjustments on pension and postretirement plans, transaction gains/losses, purchase accounting amortization, depreciation, stock-based compensation and other non-recurring items. Adient’s management believes this information is useful to investors by providing important supplemental information regarding financial and business trends relating to Adient’s financial condition and results of operation. Investors should not consider Adjusted EBITDA as an alternative to related GAAP measures. Management uses Adjusted EBITDA to measure the performance of Adient’s operations for internal reporting, planning and forecasting purposes.

About Adient:

Adient is a global leader in automotive seating. With 84,000 employees operating in 214 manufacturing/assembly plants in 32 countries worldwide, we produce and deliver automotive seating for all vehicle classes and all major OEMs. From complete seating systems to individual components, our expertise spans every step of the automotive seat-making process. Our integrated, in-house skills allow us to take our products from research and design all the way to engineering and manufacturing – and into more than 25 million vehicles every year. For more information on Adient, please visit adient.com.

Cautionary Statement Regarding Forward-Looking Statements:

Adient has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding Adient’s future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient’s control, that could cause Adient’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: the impact of tax reform legislation through the Tax Cuts and Jobs Act, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations, the ability of Adient to execute its SS&M turnaround plan, the ability of Adient to identify, recruit and retain key leadership, the ability of Adient to meet debt service requirements, the ability and terms of financing, general economic and business conditions, the strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, energy and commodity prices, the availability of raw materials and component products, currency exchange rates, the ability of Adient to effectively integrate the Futuris business, and cancellation of or changes to commercial arrangements. A detailed discussion of risks related to Adient’s business is included in the section entitled “Risk Factors” in Adient’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018 filed with the SEC on November 29, 2018 and quarterly reports on Form 10-Q filed with the SEC, available at www.sec.gov. Potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document.

ADNT-FN

In addition, this document includes certain projections provided by Adient with respect to the anticipated future performance of Adient’s businesses. Such projections reflect various assumptions of Adient’s management concerning the future performance of Adient’s businesses, which may or may not prove to be correct. The actual results may vary from the anticipated results and such variations may be material. Adient does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this document or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions or the projections based thereon

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